
THE FASTEST-GROWING
UCAAS PLATFORM
IN AMERICA
crexendo
Powered by NetSapiens
CXDO | Nasdaq Listed
Nasdaq
NASDAQ CONGRATULATES
CREXENDO
ON SURPASSING
7 MILLION USERS
crexendo
CXDO Nasdaq-Listed
Nasdaq

Crexendo Investor Presentation

March 3, 2026



crexendo®
ride the cloud

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to, among other things, our history, business lines, business strategy, goals , plans and expectations concerning our business, market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors, including risks to the business. These risks are explained in detail in our filings with the Securities and Exchange Commission (the "SEC") including Form 10-K for fiscal year ended December 31, 2025 and Form 10-Qs as filed with the SEC, and Definitive Proxy filed on October 20, 2025. These forward-looking statements speak only as of the date on which such statements are made, and the company undertakes no obligation to update such forward-looking statements, except as required by law. In addition, information related to our risks is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the Definitive Proxy. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

What We Do

Nearly Every Business in the World Has a Phone System





Only a Few Companies Provide the Software Infrastructure on the Cloud That Power These Systems

CISCO metaswitch crexendo®

And a Handful of Others

Tens of Thousands Provide the Sales and Support of These Systems

crexendo®

RingCentral 8x8 VONAGE

AVAYA Mitel Charter Spectrum LUMEN

nextiva Ooma verizon skyswitch A BCM One Company

And Thousands of Others

WE DO BOTH!

Direct and Indirect Sales Channels

The Fastest-Growing UCaaS Platform in North America!

7+ Million Global Users use & trust Crexendo

Software Solutions

~44% of Total Revenue

240+ UCaaS Software Subscribers:

- MSP's
- Service Providers
- White Labelers
- Tech Companies
- Telecom Companies

Selling To

End User Customers

Estimated Serviceable Market of Our Subscribers Approx. $500M

Telecom Services

~56% of Total Revenue

- Direct Sales
- Inside Sales
- 225+ Agents

Selling To

End User Customers

Retail Telecom Services Customers ~ 120,000 End Users

Financial Snapshot



Total Revenue
($ in 000's)
2021
2022
2023
2024
2025
$28,092
$37,554
$53,199
$60,838
$68,167
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Service
Product
Software Sol

182% Revenue Increase Over 3 Years!

2025 Q4

11% YOY
2025 Q4 Revenue
$18.1M

240% YOY
2025 Q4 GAAP Income
$1.2M

140% YOY
2025 Q4 Non-GAAP Net Income
$2.8M

133% YOY
2025 Q4 EBITDA
$2.0M

127% YOY
2025 Q4 Adj EBITDA
$2.8M

2025 Totals

12% YOY
2025 Revenue
$68.2M

300% YOY
2025 GAAP Income
$5.1M

148% YOY
2025 Non-GAAP Net Income
$11.4M

154% YOY
2025 EBITDA
$8.0M

137% YOY
2025 Adj EBITDA
$11.2M

Segment Key Performance Indicators

Software Solutions Segment

$11.43/Session
Average MRR Per Session

$7,332/Month
Average Revenue Per Account (ARPA)

240+
Software Subscribers

72%
Gross Margin

67%
Monthly Recurring Revenue Percentage

0.05%
Avg. Monthly Churn Rate

Telecom Services Segment

$19/Month
Average Revenue Per User (ARPU)

$352/Month
Average Revenue Per Account (ARPA)

225+
Active Agent Partners

58%
Services Gross Margin

84%
Monthly Recurring Revenue Percentage

0.83%
Avg. Monthly Churn Rate

Future Growth Drivers

New Software Subscribers & Add-On Orders

Agents/Partners

Global Key Market Expansion

Enterprise and Major Accounts

Potential Acquisition Roll-Up Strategy

Future Applications and Partnerships

2025 Organic Growth:	**27%** Software Solutions **6%** Telecom Service Services
Potential Inorganic Growth:	**~1** Acquisition per year
Global* Markets:	**22%** Growth YOY
New Software Subscribers:	**14** in 2025
New Reseller Partners:	**53** in 2025

*UK/EU/AUS 2024

Recently Announced Acquisition of ESI

- ESI is a leading UCaaS Provider headquartered in Plano, Texas
- ESI generated approximately $26M* in revenue in 2025; combined with Crexendo's $68M in revenue, the combined company should approach $100M in annual revenue
- ESI contributes approximately $2.6M* of EBITDA, representing EBITDA margins of roughly 10%
- ESI currently supports over 6,200 retail accounts and over 75,000 seats on our NetSapiens platform
- ESI started 38 years ago and has strong industry ties and long-standing customer relationships
- ESI's approximately 85 employees and strong Executive Management team will join Crexendo's team of approximately 185 employees
- Purchase price of $35M, consisting of $27.3M in cash and $7.7M (1.159M Shares) in Crexendo stock
- Transaction valued at approximately 1.35x estimated 2025 revenue

* Based on unaudited financials and pro-forma estimates.

Exciting Combination With Tremendous Opportunity!!

- This combination is incredibly exciting because it will **generate scale in a growing yet consolidating space.**

- **Combination of Two Exceptional Management Teams** with Deep Sector Expertise,

- **Both teams exhibit cultural alignment and combine decades of experience** in the UCaaS industry, which will serve as a strategic competitive advantage going forward.

- **Transformational combination creating a dominant UCaaS Company** supporting over 7 Million global users.

- Unique, Differentiated **Go-To-Market Approaches**.

- **Compelling Strategic and Financial profile** with complementary corporate strategies.

Stronger Together!!

Adoption & Market Penetration Growth


12
12
190+
200+
1
9
1

Majority of Revenue and Customers Currently in USA
- Crexendo Agents: 200+
- Software Solutions Resellers: 190+

Emerging International Markets
- Canada: 12
- United Kingdom/Europe: 14
- Australia: 9
- New Zealand: 1
- Philippines: 1

Unified Communications (UCaaS) Market Size Forecast


Growth of UCaaS in North America
CAGR: 17.8%
$31
$84
2024
in billions
2030
Source: Grand View Research

Ranked #1 by Real Customers on G2.com*

WINTER 2026 Leader

Ranked #1 in 18 Categories on G2.com

G2 Ratings	crexendo®	RingEX	8x8	VONAGE	nextiva	dialpad	Ooma	GoTo
Overall Star Rating (out of 5 stars)	4.9	4.1	4.2	4.3	4.5	4.4	4.6	4.4
Quality of Support	98%	81%	83%	89%	92%	88%	92%	90%
Ease of Doing Business With	99%	84%	86%	90%	90%	89%	92%	93%
Meets Requirements	98%	89%	89%	92%	92%	91%	92%	92%
Ease of Use	97%	87%	87%	91%	89%	92%	91%	91%
Ease of Admin	96%	84%	85%	90%	88%	89%	92%	91%
Ease of Set Up	96%	83%	84%	89%	87%	89%	92%	89%

* Winter 2026 Survey Period — VoIP Providers: G2.com

crexendo VIP

What's Driving UCaaS Growth

Communications Investment Drivers, Global, 2025*

1. Use AI to driver better efficiency and Productivity
2. Improving cybersecurity and compliance
3. Reduction of Costs
4. Provide better customer service
5. Better employee usage analytics
6. Ease for employees to work from any location

IDC Estimates that the projected spending on AI by 2027 will be $143 Billion!

*Source: Cavell

Growth From AI Features & Integrations

Artificial Intelligence Is Transforming Cloud Communications And Crexendo Is Currently Delivering Numerous AI Powered Applications:

Crexendo's AI Call Recording

- Record and Transcribe Phone Calls
- Present Overall Tone Statistics with Sentiment Analysis
- PCI DSS Redaction (Credit Card Number Redaction)
- AI Triggered Actionable Commands

Crexendo's Video AI Studio utilizing Meet Cue™ AI Assistant

- Record and Transcribe Collaboration Meetings
- Present Overall Tone Statistics with Sentiment Analysis
- AI Auto Tag Helps Identify Common Topics
- AI Smart Search to Find Specific Information

Growth From AI Features & Integrations (Cont'd)

Additional Crexendo AI Powered Applications:

Crexendo's Contact Center Conversational AI

- Our AI understands when to route conversations to a human agent or arrange for a callback
- Assist agents with insights built from millions of customer interactions
- Enhance customer self-service with quick, human-like responses
- Boost agent productivity with unbiased, intelligent performance audits

Crexendo's Voice AI Studio

- Automated message scripting, powered by OpenAI, based on entering only your company's website address
- Best of breed AI voices from leading suppliers including Google, Amazon, Microsoft
- 300+ real voice artists covering 50+ languages
- Marketing message library of over 10,000 ready-to-use messages

Crexendo's AI Receptionist/Operator - CAIRO

Revolutionizing Customer Engagement – Launched Jan 2026

CAIRO FOR crexendo® VIP™

- Delivers human-like interactions that strengthen customer loyalty
- Answers unlimited calls instantly - NO wait times and NO missed opportunities
- Greets every caller personally, reinforcing brand professionalism
- Resolves customer questions and requests with precision, speed and accuracy
- Seamlessly transfers to a live agent when needed
- Schedules and manages appointments in real time
- Operates 24/7/365, ensuring your business never stops working

CAIRO transforms customer service from a cost center to a growth engine – making businesses more efficient, productive, and profitable!

Recognized For Our Growth and Technology

GENERATIVE AI™
PRODUCT OF THE YEAR 2025

CVAI AWARDS WINNER

2025 INTERNET TELEPHONY® PRODUCT OF THE YEAR

EXCELLENCE Unified COMMUNICATIONS 2025 AWARD

2025 INTERNET TELEPHONY® CLOUD VoIP EXCELLENCE

FROST & SULLIVAN
2024 BEST PRACTICES AWARD
NORTH AMERICAN SERVICE PROVIDER CLOUD COMMUNICATIONS PLATFORM COMPETITIVE STRATEGY LEADERSHIP AWARD

500™
Technology Fast 500
2024 NORTH AMERICA
Deloitte.
Communications/Networking

Long-Term Financial Targets

Organic Revenue Growth

- Software Solutions segment (SS) seeing strong growth from licensees +28% in 2025
- Two largest platform providers Cisco and Metaswitch disrupting their partners = New logo growth
- Telecom Services (TS) adding new agents/ partners and seeing good traction with new Master Agents

Gross Margins

- SS Margins continue to improve through synergies and cost management
- TS Margins continue to improve with scale and migration to single platform

Cash Flow

- Focused on increasing positive cash flow through cost management and increased margins
- Selling more subscription services as opposed to one time revenue to make cash flow and revenue more consistent

Acquisitions

- Our 240+ Licensees selling our product is the ideal hunting ground for roll-up opportunities. Target 1 accretive roll-up per year at a discount to our valuation
- Goal is to always have multiple acquisition prospects in the pipeline

Crexendo's Snapshot To Start 2026

$68.2M 2025 FY Revenue
182% Increase In 3 Years

$8.0M 2025 EBITDA
$11.2M 2025 Adj EBITDA

$89.1M
Remaining Performance Obligation

~$31.3M
Cash on Hand

~$100K
Current Debt

~$195M
Current Market Cap*

29 Consec Qtrs – Non-GAAP Profitability
10 Consec Qtrs – GAAP Profitability

28% – Software Solutions Organic Growth
6% – Telecom Services Organic Growth

7 Million+ End Users
(Adding ~ 100K Users Each Month)

*Financials as of Q4, 2025 Market capitalization as of market close on 3/1/26

Contact Us

Thank You!

Doug Gaylor
President & COO
602-732-7990
dgaylor@crexendo.com

crexendo®
ride the cloud

Appendix

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the SEC, we are presenting the most directly comparable U.S. GAAP financial measures and reconciling the unaudited Non-GAAP financial metrics to the comparable U.S. GAAP measures.

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(Unaudited, in thousands, except per share and share data)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 1,218	$ 507	$ 5,071	$ 1,677
Share-based compensation and related taxes (1)	747	709	3,169	3,002
Acquisition related expenses	51	-	51	-
Amortization of intangible assets	786	755	3,078	3,028
Non-GAAP net income	$ 2,802	$ 1,971	$ 11,369	$ 7,707
Non-GAAP earnings per common share:				
Basic	$ 0.09	$ 0.07	$ 0.38	$ 0.29
Diluted	$ 0.09	$ 0.06	$ 0.36	$ 0.26
Weighted-average common shares outstanding:				
Basic	30,837,145	27,195,382	29,681,847	26,757,242
Diluted	32,151,192	30,547,245	31,641,294	30,019,359

Reconciliation of U.S. GAAP Net Income to EBITDA to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 1,218	$ 507	$ 5,071	$ 1,677
Depreciation and amortization	829	826	3,295	3,331
Interest expense	1	11	19	42
Other, net	(252)	(4)	(700)	(107)
Income tax provision	165	112	300	212
EBITDA	1,961	1,452	7,985	5,155
Acquisition related expenses	51	-	51	-
Share-based compensation and related taxes (1)	747	709	3,169	3,032
Adjusted EBITDA	$ 2,759	$ 2,161	$ 11,205	$ 8,187